SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 29, 2000

                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             0-26694                                      93-0945003
    (Commission file number)                  (IRS employer identification no.)

         585 West 500 South, Bountiful, Utah 84010                84010
         (Address of principal executive offices)              (Zip code)

                                 (801) 298-3360
              (Registrant's telephone number, including area code)


                  This document contains a total of 24 pages.

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Item 5. Other Events

         In November 1999, the Company and The Kendall Company, a division of Tyco Healthcare Group LP ("Kendall") entered into a Development and License Agreement (the "Kendall Agreement") relating to one application of the Company's needle technology in the production of a line of safety medical needle products, including six syringe products and five other safety needle products. The effective date of the Kendall Agreement was subject to certain approvals that were obtained on March 29, 2000. On April 12, 2000, the Company received a $1,500,000 payment less $35,044 representing the Company's share of certain patent filing costs. The Company will also receive an additional $1,000,000 upon the sale of commercial quantities of products in exchange for the Company assigning to Kendall the FlexLoc(R) and ReLoc(TM) trademarks and two related patents. The assignment of the patent rights to Kendall is subject to a preexisting license agreement and the retention by the Company of an exclusive, royalty free worldwide license in a number of strategic product areas. The Kendall Agreement also provides for the Company to receive development fees and ongoing royalties, including a $500,000 advance royalty payment upon the sale of commercial quantities of products. It is anticipated that Kendall will manufacture all products that are subject to the Kendall Agreement. There can be no assurance that products will be launched as anticipated or that the Company will realize revenues under the Kendall Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

a.       Financial Statements of Businesses Acquired.

                  Not applicable.

b.       Pro Forma Financial Information.

                  Not applicable.

c.       Exhibits.

       Number                             Description

        10.1 Development and License Agreement, effective date of March 29, 2000, by and among Safety Syringe Corporation, a wholly owned subsidiary of Specialized Health Products International, Inc., and Tyco Healthcare Group LP (certain portions of the agreement were omitted from the exhibit pursuant to a request for confidential treatment).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPECIALIZED HEALTH PRODUCTS
                                         INTERNATIONAL, INC.



                                         By  /s/ David A. Robinson
                                             -----------------------------------
Date: May 1, 2000                             David A. Robinson
                                              President, Chief Executive Officer
                                              and Director

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